UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2016

FIRST FINANCIAL BANCORP.
(Exact name of registrant as specified in its charter)

Ohio	31-1042001
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification number)

Commission file number: 001-34762

255 East Fifth Street, Suite 700, Cincinnati, Ohio 45202
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (877) 322-9530

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K                                First Financial Bancorp.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) C. Douglas Lefferson is transitioning from the position of President Community Banking.  He is transitioning to a new position with the Company, the title, duties and responsibilities of which are still being determined.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)	On May 24, 2016, First Financial Bancorp., an Ohio corporation (the “Company”), held its Annual Meeting of Shareholders for the purpose of considering and acting upon the following matters

1.	To elect thirteen directors nominated by the Board of Directors to serve until the next annual meeting of shareholders and until their respective successors have been elected;

2.	To re-approve the Company's Amended and Restated Key Executive Short Term Incentive plan;

3.	To ratify the appointment of Crowe Horwath LLP as our independent registered public accounting firm for 2016;

4.	To approve, on an advisory basis, the compensation of the Company’s executive officers; and

5.	To consider and act upon such other matters as may properly come before the meeting.

As of March 30, 2016, the record date for the annual meeting, there were 61,855,021 eligible votes and approximately 30,927,512 votes counted toward a quorum at the meeting. 55,972,878 shares (or 90.49% of the shares outstanding) were voted.

(b)	The voting results for each proposal, including the votes for and against, and any abstentions or broker non-votes, are described below.

Item 1 - Election of Directors
The Company's shareholders elected all thirteen nominees for director. Each nominee will serve for a one-year term ending in 2017. For each nominee, the votes cast for and withheld, as well as the abstentions and broker non-votes, were as follows:

Director Nominee	Aggregate Votes
	FOR	WITHHOLD	ABSTENTIONS	BROKER NON-VOTES
J.Wickliffe Ach	44,989,311	4,392,643	N/A	N/A
David S. Barker	48,987,795	394,159	N/A	N/A
Cynthia O. Booth	47,878,740	1,503,214	N/A	N/A
Claude E. Davis	49,031,732	350,222	N/A	N/A
Corinne R. Finnerty	47,577,420	1,804,534	N/A	N/A
Peter E. Geier	48,984,766	397,188	N/A	N/A
Murph Knapke	48,883,586	588,368	N/A	N/A
Susan L. Knust	47,542,501	1,839,453	N/A	N/A
William J. Kramer	48,723,607	658,347	N/A	N/A
Jeffrey D. Meyer	49,098,049	283,905	N/A	N/A
John T. Neighbours	49,090,160	291,794	N/A	N/A
Richard E. Olszewski	47,627,158	1,754,796	N/A	N/A
Maribeth S. Rahe	49,089,785	292,169	N/A	N/A

Item 2 - To re-approve the Amended and Restated Key Executive Short Term Incentive Plan.
The FFBC shareholders re-approved the Company’s Amended and Restated Key Executive Short Term Incentive Plan. The votes cast for and against this proposal, as well as the abstentions and broker non-votes, were as follows:

Aggregate Votes
FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
47,577,940	997,114	806,900	6,509,924

Item 3 - Ratification of Auditors
The FFBC shareholders ratified the Audit Committee's selection of Crowe Horwath LLP as the Company's independent registered public accounting firm for 2016. The votes cast for and against this proposal, as well as the abstentions and broker non-votes, were as follows:

Aggregate Votes
FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
55,642,234	192,252	138,392	N/A

Item 4 - Advisory Vote on Executive Compensation
The Company’s shareholders approved the advisory vote on the compensation of the Company’s executive officers named in the proxy statement for the 2016 annual meeting of shareholders. The advisory resolution approved by the shareholders is also referred to as “say on pay.” The votes cast for and against this proposal, as well as the abstentions and broker non-votes, were as follows:

Aggregate Votes
FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
46,245,506	2,271,188	865,260	6,590,924

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following is filed as an Exhibit to this Current Report on Form 8-K:

10.1    First Financial Bancorp Amended and Restated Key Executive Short Term Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL BANCORP.

By: /s/ John M. Gavigan
John M. Gavigan
Senior Vice President and Chief Financial Officer

Date:	May 25, 2016

Form 8-K                                First Financial Bancorp.

Exhibit No.     Description

10.1        First Financial Bancorp Amended and Restated Key Executive Short Term Incentive Plan